Fees Summary	Oct. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 64,040,112.35
Previously Paid Amount	6,914.08
Total Fee Amount	9,521.35
Total Offset Amount	0
Net Fee	$ 2,607.27